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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)            December 18, 1997

                            ACME METALS INCORPORATED
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             (Exact name of registrant as specified in its charter)



          Delaware                         1-14378             36-3802419
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number) (IRS Employer
Incorporation)                                            Identification Number)



       13500 South Perry Avenue, Riverdale, Illinois           60827-1182
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        (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    708-849-2500
                                                  ------------------------------

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(Former name or former address, if changed since last report)



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Item 5.    Other Events.

The following exhibit accompanies this Current Report on Form 8-K:


                 Exhibit No.               Description
                 -----------               -----------

                    20.1                   Press release issued
                                           on December 18, 1997




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACME METALS INCORPORATED


Date:  December 19, 1997                    By: /s/ Edward P. Weber, Jr.
                                               ---------------------------------
                                                Vice President, General Counsel
                                                and Secretary





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